Michael K. Coddington
MCoddington@faegre.com
612.766.7328
November 9, 2006
VIA EDGAR AND FACSIMILE
Owen Pinkerton
Senior Counsel
U.S. Securities and Exchange Commission
Division of Corporate Finance
Mail Stop 4561
Washington, D.C. 20549

Re:	Capella Education Company Registration Statement on Form S-1/A-6 Filed November 9, 2006 File No.: 333-124119
Dear Mr. Pinkerton:
     On behalf of Capella Education Company (the “Company”), for which we are serving as counsel, we are pleased to submit the following response to the comment of the Staff as set forth in your letter to the Company dated November 2, 2006, on the Company’s Registration Statement on Form S-1/A-5, filed on October 27, 2006. This letter also serves to file via electronic transmission a copy of Amendment No. 6 to the Registration Statement on Form S-1 (“Amendment No. 6”), which was filed by the Company on the date hereof. Amendment No. 6 is an exhibits-only amendment filed for the sole purpose of filing an updated legal opinion of Faegre & Benson LLP as Exhibit 5.1.
     The supplemental information set forth herein has been supplied by the Company for use in connection with the Staff’s review of the response described below, and such response has been reviewed and approved by the Company. For convenience, the Staff’s comment is set forth herein, followed by the Company’s response in bold.
Capitalization
1.	Comment: Reference is being made to the pro forma financial information on page 35. We note that certain pro forma amounts differ from the respective pro forma information included on page F-3. Please advise.

Response: As described in the second bullet point on page 34 of the prospectus, the pro forma financial information set forth on page 35 of the prospectus gives effect to (i) the Company’s sale of 3,632,140 shares of its common stock in the offering at an assumed initial public offering price of $18.50 per share, and after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company; (ii) the conversion of all outstanding shares of the Company’s preferred stock into 9,178,097 shares of common stock upon the consummation of the offering; and (iii) the payment of the special distribution to the Company’s existing shareholders in the amount of the gross proceeds from the sale of common stock by the Company in the offering (not including any proceeds received by the Company from the underwriters’ exercise of their over-allotment option, if any).

The pro forma information included on page F-3 of the prospectus was included in response to a prior comment of the Staff, and prepared after oral conversations with the Staff. Such pro forma information gives effect to the conversion of all outstanding preferred stock and the declaration of the special distribution on accrued liabilities and retained earnings (assuming an offering price of $18.50 only for the purpose of calculating the amount of the special distribution). Such pro forma information does not give effect to the issuance of shares and receipt of net proceeds in connection with the offering, nor does it give effect to the payment of the special distribution. This accounts for the differences between certain of the pro forma amounts set forth on page 35 compared to those set forth on page F-3.
      If the Staff has any questions on any of the information set forth herein, please telephone me at (612) 766-7328 or Erik Romslo at (612) 766-7079. Either of us may also be reached toll-free at (800) 328-4393. Our fax number is (612) 766-1600. Thank you again for your time and consideration.
Very truly yours,

FAEGRE & BENSON LLP

/s/ Michael K. Coddington

Michael K. Coddington

cc:	Stephen G. Shank Lois M. Martin Gregory W. Thom Damien Zoubek Susan Jong David B. Miller Erik J. Romslo